Revenue	12 Months Ended
Dec. 31, 2024
Revenue From Contracts With Customers [Abstract]
Revenue
3. Revenue
Substantially all of the Company’s revenue is derived from sales of cement, fly ash, aggregates, ready-mix concrete and concrete blocks. Sales transactions result from customer requests (an “Order”) received in response to Company quotes or negotiated purchase orders. An Order specifies products, contractual terms and conditions, estimated quantities, and pre-determined prices over established time periods. Once an Order is in place, the customer requests the delivery of specific products and volumes under the general terms and conditions contained therein.
Products generally remain the property of the Company until received by the customer, and the Company provides a warranty that the materials comply with the specifications contained in the Order. The contracts can generally be cancelled with or without cause at any time, with each party having responsibility for any rights and obligations accrued up to the time of termination. Each request by a customer under an Order produces a sales contract for the goods specified in such request. The Order does not create enforceable rights or obligations on their own (an additional purchasing decision is required on the part of the customer). The warranties provided are assurance-type warranties and do not create separate performance obligations.
Control over the goods subject to each sales contract transfers at a point in time. For standard products, customer acceptance is generally considered a formality, and control generally transfers (and revenue is recognized) upon shipment or delivery.
Promised goods may be subject to bill-and-hold arrangements; however, this is very rare. Given the nature of the products (not separately identifiable and ability of the business to direct the inventory to another customer), customers do not obtain control under bill-and-hold arrangements prior to shipment, and since the businesses do not bill customers prior to shipment, these arrangements do not impact revenue recognition.
The transaction price for each sales contract is determined by reference to the quantity requested and price established in the Order. Some of the contracts offer discounts for prompt payment. In these cases, revenue is recorded in the amount the business expects to be entitled to.
Some agreements may involve the payment of sales incentives. When paid in connection with the acquisition of an Order, which does not create a performance obligation at inception, commissions are expensed as incurred. In all cases, the amounts are immaterial and pertain to short-term sales contracts. Additional contract fulfillment costs may include insurance, on-site labor, shipping costs and the removal or replacement of materials under warranty. Given the short-term nature of the sales contracts, the Company does not capitalize such amounts. However, estimated removal or replacement costs of materials under warranty are included in the obligation for accrued warranty costs.
The components of revenue for the years ended December 31, 2024, 2023, and 2022 are as follows:

	2024	2023	2022

Cement	$639,312	$657,332	$560,320
Aggregates	82,190	83,438	79,147
Ready-mix concrete	735,174	688,236	589,553
Concrete block and related products	153,474	140,128	116,929
Fly ash	21,954	19,833	15,687
Equipment and related services	1,872	1,986	2,253
Other goods and services	417	648	257
Revenue	$1,634,393	$1,591,601	$1,364,146